UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2015

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California		95037
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As we have previously reported, the Company finances a substantial portion of its working capital requirements with borrowings under a long-term revolving bank line of credit, which is governed by that certain Third Amended and Restated Loan and Security Agreement, as amended (the “Credit Line Agreement”) entered into by the Company with Bank of America N. A., as lender (the “Bank”).

On May 4, 2015, the Company and the Bank entered into the 20th Amendment to the Credit Line Agreement (the “20th Amendment”), which (i) extends the maturity date of the line of credit by one year, from July 10, 2017 to July 10, 2018; (ii) increases the maximum amount of borrowings that may be outstanding at any one time under the credit line to $30 million, and (iii) reduces the interest rate on credit line borrowings by 25 basis point. The Company obtained the increase in the maximum amount of borrowings permitted under the credit line primarily for the purpose of financing increases in inventories and accounts receivable in anticipation of a continuing increase in its product sales during the remainder of 2015 as compared to 2014.

The foregoing summary of the 20th Amendment is not intended to be complete and is qualified in its entirety by reference to that Amendment, a copy of which is attached as Exhibit 99.1 to and, by this reference is incorporated into, this Current Report on Form 8-K.

Item 2.02	Results of Operations and Financial Condition

On May 5, 2015, The Coast Distribution System, Inc. issued a press release reporting its consolidated financial results for its first quarter ended March 31, 2015. A copy of that press release is attached as Exhibit 99.2 to and, by this reference, is incorporated into this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.2, are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and such information and that Exhibit shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	20th Amendment, dated as of May 4, 2015, to Third Amended & Restated Loan and Security Agreement between the Company and Bank of America, N. A.

99.2	Press Release issued May 5, 2015 reporting the consolidated financial results of The Coast Distribution System, Inc. for the first quarter ended March 31, 2015 of fiscal year 2015.*

*	Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Dated: May 6, 2015	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President & Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	20th Amendment, dated as of May 4, 2015, to Third Amended & Restated Loan and Security Agreement between the Company and Bank of America, N. A.

99.2	Press Release issued May 5, 2015 reporting the consolidated financial results of The Coast Distribution System, Inc. for the first quarter ended March 31, 2015 of fiscal year 2015.*

*	Furnished and not filed.

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